UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	April 8, 2020

KAMAN CORPORATION
(Exact name of registrant as specified in its charter)

Connecticut	001-35419	06-0613548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue,	Bloomfield,	Connecticut	06002
(Address of principal executive offices)			(Zip Code)

(860)	243-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($1 par value per share)	KAMN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously disclosed, in light of the COVID-19 pandemic and its potential impact on the Company’s business and industry, and the economy in general, Neal J. Keating, President and Chief Executive Officer of the Company voluntarily reduced his annual base salary by 20%, effective as of April 1, 2020 and continuing for the balance of the year.
On April 8, 2020, the Compensation Committee, on recommendation of Mr. Keating, approved temporary 15% reductions in the annual base salaries of the Company’s other executive officers, including all named executive officers still in the employ of the Company. Temporary 10% reductions in the annual base salaries of the Company’s other U.S. based corporate officers and certain of the Company's subsidiary senior management teams have also been implemented. All such additional temporary salary reductions will be effective as of April 16, 2020, will continue through the end of the third quarter and may be extended if necessary until the economic effects of the ongoing COVID-19 pandemic have subsided.
Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

The following documents are furnished as Exhibits pursuant to Item 5.02 hereof:

Exhibit	Description
101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File, formatted in iXBRL and contained in Exhibit 101

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ Shawn G. Lisle
Shawn G. Lisle
Senior Vice President and General Counsel

Date: April 13, 2020